Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gerald Morgan, Executive Vice President and Chief Financial Officer of SITE Centers Corp. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2026, as filed with the Securities and Exchange Commission (the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

/s/ Gerald Morgan

Gerald Morgan

Executive Vice President and Chief Financial Officer

May 7, 2026